EXHIBIT 10.1
                                  ------------

                                    AGREEMENT
                                    ---------

                                       OF
                                       --

                           PURCHASE AND SALE OF STOCK
                           --------------------------


     Agreement made March ___, 2000, between Alan Schram, an individual (hereinafter referred to as the "Seller"), and TWISTEE TREAT CORPORATION, a Delaware Corporation (hereinafter collectively referred to as the "Purchaser").

     WHEREAS, the Seller is the sole shareholder of Perfection Plus, Inc. ("PPI"), who desires to sell an aggregate of 1,150 shares of PPI common stock (the "Shares") in the amount set forth on Exhibit A attached hereto and made a part hereof, and

     WHEREAS,  the  Purchaser  desires  to  buy  the  Shares  from  the  Seller;

IT  IS  THEREFORE  AGREED:

1.   Sale.  The  Seller  hereby  sells  to  the  Purchaser 1,150 shares  of  the
     ----
     common stock of PPI (the "Shares") and simultaneously with the execution of this agreement has delivered to the Purchaser a certificates for such shares in the names and amounts as set forth on Exhibit B attached hereto and made a part hereof (the "Certificates").

2.   Purchase.  The  Purchaser  hereby buys from the Seller the Shares,  and  in
     --------
     consideration therefor shall pay to the Seller, upon receipt of this Agreement executed by the Seller and Certificates, a cashier's check in the amount of $120,000, 50,000 free trading shares of TWISTEE TREAT Corporation and additional 200,000 shares of TWISTEE TREAT Corporation.

3.   Seller's  Representations.  Seller  represents  and  warrants  that:
     -------------------------

     a) PPI was duly organized and is a validly existing corporation in good standing under the laws of the State of Nevada.

     b) There are no actions, writs, or proceedings pending or, to the knowledge of the Seller, threatened against PPI or its properties in any court or before any governmental or administrative agency.

     c) The Balance Sheet of PPI as of December 31, 1999, and the related Statement of Operations, as certified by Merdinger Fruchter Rosen and Corso, P.C., copies of which have been provided to Purchaser, fairly present the financial condition of PPI as of December 31, 1999.

     d) Since December 31, 1999, there have been no changes in assets, liabilities, or condition, financial or otherwise, of PPI, except changes arising in the ordinary course of business, and none of such changes have been adverse.

     e) Attached hereto as Exhibit C is a complete list of all of the shareholders of PPI and their stock ownership.

     f) The Shares are free trading, non-assessable, and the sale of the Shares will not result in any breach of any of the terms or conditions or provision of, or constitute a default under any agreement of the Seller.

     g) There are no liens, obligations or liabilities against the Shares and the Shares are free of any restrictions against transfer.

     h) Seller has full power, as agent for the selling shareholders, to act on their behalf and to bind them to all of the terms, obligations, representations and warranties contained in this Agreement.

4.   California  Securities  Law.  The purchase of the shares by  the  Purchaser
     ---------------------------
     is intended to be effected under Section 25104(a) of the California Securities Law. The seller and Purchase agree to execute a Statement of Transferor form and a Statement of Transferee form, respectively, if required, pursuant to the security laws of the State of California.

5.   Selection  Method of Dispute Resolution.  If a dispute should  arise  under
     ---------------------------------------
     this Agreement, either party may make a written request upon the other party for a "Rent-A-Judge." A request by either party for the employment of a "Rent-A-Judge" to resolve a dispute arising under this Agreement shall be binding on the other party.

          Dispute resolution proceedings shall take place in the City or County of Los Angeles, State of California, and the hearing before the "Rent-A-Judge(s)" of the matter to be arbitrated shall be at the time and place within said city or country as is selected by the "Rent-A-Judge(s)." The "Rent-A-Judge(s)" shall select such time and place promptly after appointment and shall give written notice thereof to each party at least thirty (30) days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the "Rent-A-Judge(s)." Said "Rent-A-Judge(s)" shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties.

               The costs of such dispute resolution shall be borne by the parties equally.

6.   Construction.  This  Agreement is made in and governed by the laws  of  the
     ------------
     State of California.

7.   Successors  and  Assigns.  The  provisions  of  this  Agreement  shall  be
     ------------------------
     binding upon and shall inure to the benefit of the parties hereto and their
     respective  heirs,   executors,   administrators,   legal  representatives,
     successors and assigns.

8.   General.
     -------

          A. The subject headings of the sections of this Agreement are included for purchase of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          B. Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

          C. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and superseded all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

          D. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provisions or the remaining provision of this Agreement.

          E. This instrument may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          F. Purchaser shall pay seller upon this execution hereof a deposit of $13,000 evidenced by check #2789. The balance of the purchase price shall be paid at closing on or before April 7, 2000.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date written above.


                                          Seller

                                                       /s/
                                          ----------------------------


                                          Purchaser

                                                       /s/
                                          ----------------------------

                                    EXHIBIT A
                                    ---------


                   NAME                              SHARES
                   ----                              ------


                   Alan  Schram                       1,150
                                                      -----

                                                      1,150
                                                      -----

                                    EXHIBIT B
                                    ---------


                   NAME                              SHARES
                   ----                              ------


                   Twistee  Treat  Corporation        1,150

                                    EXHIBIT C
                                    ---------


                   NAME                              SHARES
                   ----                              ------


                   Alan  Schram                       1,150